UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2023

____________________________

EARGO, INC.

(Exact name of registrant as specified in its charter)

____________________________

Delaware	No. 001-39616	27-3879804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2665 North First Street Suite 300
San Jose, California 95134
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 351-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $.0001 per share	EAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 30, 2023, Eargo, Inc. (“Eargo” or the “Company”) issued a press release announcing entry into a definitive merger agreement pursuant to which an affiliate of Patient Square Capital, LP (“Patient Square”) has agreed to acquire all of the outstanding shares of the Company’s common stock not currently owned by Patient Square or its affiliates for $2.55 per share in cash.

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated October 30, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report are forward-looking statements, including statements regarding the expected consummation of the proposed transaction or the anticipated timing thereof. Words such as “approximately,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” and similar terms and phrases are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Forward-looking statements are based on a number of assumptions about future events and are subject to risks and uncertainties that may cause actual results to differ materially from those that we are expecting, including, among others, the risks associated with proposed transaction generally, such as the failure to consummate or delay in consummating the merger for any reason; the risk that a condition to closing of the merger may not be satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted following announcement of the merger; failure to retain key management and employees of the Company; unfavorable reaction to the merger by customers, competitors, suppliers and employees; the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future; the ability to meet expectations regarding the timing and completion of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company's common stock; risks related to disruption of management's attention from the Company's ongoing business operations due to the proposed transaction; significant transaction costs and other risks that are described in greater detail in the sections titled “Risk Factors” contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and in our other filings with the Securities and Exchange Commission (the “SEC”). Any forward-looking statements in this Current Report are made pursuant to the Private Securities Litigation Reform Act of 1995, as amended, are based on current expectations, forecasts and assumptions, and speak only as of the date of this Current Report. Except as required by law, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. The factors described above cannot be controlled by the Company.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement, and the parties will jointly file a Rule 13e-3 Transaction Statement on Schedule 13e-3 (the “Schedule 13E-3”) and other relevant documents. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Stockholders of the Company are urged to read the proxy statement and Schedule 13E-3 when it becomes available and any other documents to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement and Schedule 13E-3 because they will contain important information about the Company, the proposed transaction and related matters. Investors will be able to obtain a free copy of proxy statement, the Schedule 13E-3 and other related documents (when available) filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Investor Relations section of the Company’s Web site at https://ir.eargo.com/ or by directing a request to the Secretary of the Company, 2665 North First Street, Suite 300, San Jose, California 95134.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed to be “participants” in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, which may be different than those of the Company’s stockholders generally, will be set forth in the proxy statement for the proposed merger transaction and the other relevant documents to be filed with the SEC. Stockholders can find information about the Company and its directors and executive officers and their ownership of the Company’s common stock in the Company’s proxy statement on Schedule 14A for the Company’s June 7, 2023 annual meeting, which was filed with the SEC on April 24, 2023, and in Forms 4 of directors and executive officers filed with the SEC subsequent to that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2023	EARGO, INC.

	By:	/s/ Adam Laponis
	Name:	Adam Laponis
	Title:	Chief Financial Officer